Delaware Group® Tax-Free Money Fund

Delaware Tax-Free Money Fund (the "Fund")

Supplement to the Fund's Prospectus dated August 28, 2008

Effective December 4, 2008, Delaware Management Company has voluntarily agreed to reduce the Fund's "Total annual operating expenses" by 0.10% to prevent the Fund's "Total annual operating expenses" from exceeding 0.59%. These voluntary expense limitations are subject to the exclusions described below and may be discontinued at any time.

The following replaces the information in the section entitled "Fees and expenses" on pages 4-5.

What are the Fund's fees and expenses?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You do not pay sales charges directly from your investment when you buy or sell shares of the Fund.
CLASS	A	Consultant
Maximum sales charge (load) imposed on purchases as a percentage of offering price	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none
Redemption fees	none	none
Exchange fees[1]	none	none

Annual fund operating expenses are deducted from the Fund's assets.
CLASS	A	Consultant
Management fees[2]	0.45%	0.45%
Distribution and service (12b-1) fees	none	0.30%[3]
Other expenses	0.56%	0.56%
Total annual fund operating expenses	1.01%	1.31%
Fees waivers and payments	(0.32%)	(0.32%)
Net expenses	0.69%	0.99%

1 Exchanges are subject to the requirements of each Delaware Investments® Fund. A front-end sales charge may apply if you exchange your shares into a fund that has front-end sales charge.

2 The investment manager, Delaware Management Company (Manager), has contracted to waive all or a portion of its investment advisory fees and pay or reimburse expenses from September 1, 2008 through August 31, 2009 in order to prevent total annual fund operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, "non-routine expenses" and together with 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees and certain insurance costs, "Excluded Expenses")) from exceeding 0.69% of the Fund's average daily net assets. In addition, the Manager has voluntarily agreed to indefinitely waive all or a portion of its investment advisory fees and/or reimburse expenses in order to prevent total annual fund operating expenses (excluding any Excluded Expenses) from exceeding 0.59% of the Fund's average daily net assets. For purposes of these waivers and reimbursements, non-routine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Fund's Board of Trustees (Board) and the Manager. These expense waivers and reimbursements apply only to expenses paid directly by the Fund. The voluntary waivers and reimbursements may be discontinued at any time.

The following table shows operating expenses which are based on the most recently completed fiscal year and reflects Management's voluntary waivers and the current voluntary 12b-1 fee waiver described in note 3 below.
CLASS	A	Consultant
Management fees[2]	0.45%	0.45%
Distribution and service (12b-1) fees[3]	none	0.30%
Other expenses	0.56%	0.56%
Total annual fund operating expenses	1.01%	1.31%
Fees waivers and payments	(0.42%)	(0.72%)
Net expenses	0.59%	0.59%

3 Consultant Class shares are subject to a 12b-1-distribution plan; however, the Board has suspended 12b-1 plan payments effective June 1, 1990 until such time as the waiver is discontinued. This waiver may be discontinued at any time because it is voluntary, subject to prior approval by the Fund's Board.

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expenses waivers for the one-year contractual period (excluding the voluntary waivers described in footnotes 2 and 3 above) and the total operating expenses without expense waivers for years two through 10. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.
Class	A	Consultant
1 year	$70	$101
3 years	$290	$384
5 years	$527	$688
10 years	$1,207	$1,551

Please keep this Supplement for future reference.

This Supplement is dated December 4, 2008.